Exhibit 99.2

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional advisor.

ENTERPRISE BANCORP, INC.

Letter of Transmittal
For Tender of All Unregistered Outstanding
5.25% Fixed-to-Floating Rate Subordinated Notes due 2030
in Exchange for Registered
5.25% Fixed-to-Floating Rate Subordinated Notes due 2030

The Exchange Offer will expire at 5:00 p.m., Eastern Standard Time, on September 30, 2020, unless extended (the “Expiration Date”). Old Notes (defined below) tendered in the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date, but not thereafter.

If you wish to tender your Old Notes (defined below) in the Exchange Offer, this letter of transmittal must be completed, signed and delivered to UMB Bank, National Association, the exchange agent for the Exchange Offer (the “Exchange Agent”):

By Mail, Overnight Mail or Courier:
UMB Bank, National Association
Attention: Mauri J. Cowen, Corporate Trust Services
5555 San Felipe Street, Suite 870
Houston, Texas 77056

By Facsimile Transmission (Eligible Institutions Only):
(214) 389-5949

Confirm by Telephone:
(713) 300-0587

For Information Call:
(713) 300-0587

Delivery of this letter of transmittal to an address other than as set forth above or transmission via facsimile to a number other than the one listed above will not constitute a valid delivery. The instructions accompanying this letter of transmittal should be read carefully before this letter of transmittal is completed. Receipt of incomplete, inaccurate or defective letters of transmittal will not constitute valid delivery. We may waive defects and irregularities with respect to your tender of Old Notes (as defined below), but we are not required to do so and may not do so.

The undersigned is a holder of an unregistered, issued and outstanding 5.25% Fixed-to-Floating Rate Subordinated Note due 2030 (CUSIP: 293668 AA7) (an “Old Note”) issued by Enterprise Bancorp, Inc. (the “Issuer”) under that certain indenture, dated as of July 7, 2020 (as supplemented, amended and modified, the “Indenture”), between the Issuer and UMB Bank, National Association, as trustee.

The undersigned hereby acknowledges receipt and review of the prospectus, dated as of , 2020 (the “Prospectus”), of the Issuer and this letter of transmittal. These two documents together constitute the offer by the Issuer to exchange its 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “New Notes”), the issuance of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Issuer’s Old Notes. The offer to exchange the New Notes for the Old Notes is referred to as the “Exchange Offer.”

Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

The Issuer reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open, at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Exchange Offer is extended.

The Issuer shall notify the Exchange Agent and each registered holder of the Old Notes of any such extension by oral or written notice no later than 5:00 p.m., Eastern Standard Time, on the next business day after the previously scheduled Expiration Date.

This letter of transmittal is to be used by a holder of Old Notes to exchange Old Notes, which are to be physically delivered herewith.

Holders of Old Notes whose Old Notes are not immediately available, or who are unable to physically deliver their Old Notes, this letter of transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer-Guaranteed Delivery Procedures.” See Instruction 2 of this letter of transmittal.

The Exchange Offer is not being directed to, nor will tenders be accepted from or on behalf of, holders of Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

The term “holder” with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the registrar for the Old Notes or any person who holds Old Notes and has obtained a properly completed bond power from the registered holder of such Old Notes. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter of transmittal in its entirety.

Please read this entire letter of transmittal and the Prospectus, including the information incorporated by reference therein, carefully before checking any box below. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this letter of transmittal may be directed to the Exchange Agent. See Instruction 13 of this letter of transmittal.

List below the Old Notes tendered under this letter of transmittal. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

DESCRIPTION OF OLD NOTES TENDERED
Old Notes Tendered
Name and Address of the Registered Holder Exactly as Name Appears on The Note (Please fill in if blank)	Note Number	Aggregate Principal Amount Represented by Note	Aggregate Principal Amount Tendered*
Total:

* Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such physical note(s). See Instruction 4 to this letter of transmittal. All tenders must be in minimum principal amounts equal to $1,000 and in integral multiples of $1,000 in excess thereof.

CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH
CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of the Registered Holder(s) of Old Notes:	____________________________________

Date of Execution of Notice of Guaranteed Delivery:	____________________________________

Window Ticket Number (if available):	____________________________________

Name of Eligible Institution that Guaranteed Delivery:	____________________________________

CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:	___________________________________________________

Address:	___________________________________________________

Telephone/Facsimile No. for Notices:	___________________________________________________

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that such Exchange Agent also acts as the agent for the Issuer in connection with the Exchange Offer and as trustee under the Indenture) with respect to the tendered Old Notes with full power of substitution to:

•	deliver such Old Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity; and

•
present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Issuer will acquire good and unencumbered title to such Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, when the same are accepted for exchange by the Issuer.

The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and other similar no-action letters (the “Prior No-Action Letters”), and that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than any holder that is a broker-dealer who purchased Old Notes directly from the Issuer for resale pursuant to Rule 144A under the Securities Act or another exemption under the Securities Act and any holder that is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act (except for prospectus delivery obligations applicable to certain broker-dealers), provided that such New Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of such New Notes. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other circumstances.

The undersigned hereby further represents to the Issuer that (i) any New Notes received in exchange for Old Notes are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person has any arrangement or understanding with any person to participate in the distribution of the Old Notes or the New Notes within the meaning of the Securities Act and (iii) neither the undersigned nor any such other person is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act, or if any such person is an “affiliate,” such person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

The undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a brokerdealer, it represents that it will receive New Notes in exchange for Old Notes that were acquired for its own account as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer, the undersigned represents that it did not purchase the Old Notes to be exchanged for the New Notes from the Issuer. Additionally, the undersigned represents that it is not acting on behalf of any person who could not truthfully and completely make the foregoing representations and the representations in the immediately preceding paragraph.

The undersigned acknowledges that if the undersigned is tendering Old Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the New Notes:

•
the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K promulgated by the SEC; and

•	failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Issuer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby.

For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuer gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned, unless otherwise provided under “Special Issuance Instructions” or “Special Delivery Instructions” below, promptly after the Expiration Date or the Issuer’s withdrawal of the Exchange Offer, as applicable. See Instructions 6 and 7 of this letter of transmittal.

All authority conferred or agreed to be conferred by this letter of transmittal shall not be affected by, and shall survive, the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned’s successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer-Withdrawal of Tenders.”

The undersigned acknowledges that the acceptance by the Issuer of properly tendered Old Notes pursuant to the procedures described in the Prospectus under the caption “The Exchange Offer-Procedures for Tendering Old Notes” and in the instructions hereto will constitute a binding agreement between the undersigned, on the one hand, and the Issuer, on the other hand, upon the terms and subject to the conditions of the Exchange Offer.
The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “The Exchange Offer-Conditions.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), the Issuer may not be required to exchange any of the Old Notes tendered hereby.

Unless otherwise indicated under “Special Issuance Instructions” below, please issue the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not validly tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not validly tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the signature(s) of the undersigned. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not validly tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the “Special Issuance Instructions” and the “Special Delivery Instructions” to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 5, 6 and 7)

To be completed ONLY if Old Notes in a principal amount not validly tendered or not accepted for exchange, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue New Notes and/or Old Notes to:

Name:	_______________________________________

Address (Include ZIP Code):	_______________________________________

Taxpayer Identification or SSN (See Instruction 8):	_______________________________________

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5, 6 and 7)

To be completed ONLY if Old Notes in a principal amount not tendered or not accepted for exchange, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the signature(s) of the undersigned.

Mail or deliver New Notes and/or Old Notes to:

Name:	_______________________________________

Address (Include ZIP Code):	_______________________________________

Taxpayer Identification or SSN (See Instruction 8):	_______________________________________

SIGN HERE

(To be Completed by All Tendering Holders of Old Notes Regardless of Whether Old Notes are Being Physically Delivered Herewith)
(See Instructions 1 and 5 and Complete Accompanying Substitute Form W-9 Below)

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

X___________________________________________________________________________________
(Signature(s) of Registered Holder(s) of Old Notes or Authorized Signatory)

X___________________________________________________________________________________
(Signature(s) of Registered Holder(s) of Old Notes or Authorized Signatory)

Dated:_______________________________________________________________________________

The above lines must be signed by the registered holder(s) of Old Notes as the name(s) of such registered holder(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If Old Notes to which this letter of transmittal relates are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person’s authority to so act. See Instruction 5 of this letter of transmittal.

Name(s):     _________________________________________________________
Capacity (Full Title):    _________________________________________________________
Address (Include ZIP Code):    _________________________________________________________
Area Code and Telephone No.:    _________________________________________________________
Taxpayer Identification or SSN:     _________________________________________________________

MEDALLION SIGNATURE GUARANTEE
(If Required by Instruction 5)

Certain signatures must be guaranteed by an Eligible Institution (as defined in Instruction 2 below). Please read Instruction 5 of this letter of transmittal to determine whether a signature guarantee is required for the tender of your Old Notes.

Signature(s) Guaranteed by an Eligible Institution:

Authorized Signature:    __________________________________________________________
Title:    __________________________________________________________
Name of Firm:    __________________________________________________________
Address (Include ZIP Code):    __________________________________________________________
Area Code and Telephone No.:    __________________________________________________________
Dated:    __________________________________________________________

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Old Notes. All physically delivered Old Notes, as well as a properly completed and duly executed copy of this letter of transmittal or a facsimile hereof, and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth in Instruction 2 below prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date. The method of delivery of the tendered Old Notes, this letter of transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested and proper insurance is advised. However, it is recommended that, instead of delivery by mail, the tendering holder use an overnight or courier service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before 5:00 p.m., Eastern Standard Time, on the Expiration Date. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE ISSUER. Neither the Issuer nor the Exchange Agent is under any obligation to notify any tendering holder of the Issuer’s acceptance of any tendered Old Notes prior to the Expiration Date.

2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes and (a) whose Old Notes are not immediately available, or (b) who cannot deliver their Old Notes, this letter of transmittal and any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus.

Pursuant to such procedure:

•
such tender must be made by or through a firm that is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, in each case that is a participant in the Securities Transfer Agents’ Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges’ Medallion Program approved by the Securities Transfer Association Inc. (each, an “Eligible Institution”);

•
prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date, the Exchange Agent must have received from that Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three Nasdaq Stock Market trading days after the Expiration Date, this letter of transmittal (or a facsimile hereof) together with the Old Notes in proper form for transfer and any other documents required hereby will be deposited by the Eligible Institution with the Exchange Agent; and

•
this letter of transmittal (or a facsimile hereof) together with physically tendered Old Note(s) in proper form for transfer and all other documents required hereby shall be received by the Exchange Agent within three Nasdaq Stock Market trading days after the Expiration Date.

Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date. Upon request to the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.
See “The Exchange Offer-Guaranteed Delivery Procedures” in the Prospectus.
3. Tender by Holder. Only a registered holder of Old Notes (or the legal representative or attorney-in-fact of such registered holder) may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should promptly arrange with the registered holder to execute and deliver this letter of transmittal on his, her or its behalf or must, prior to completing and executing this letter of transmittal and delivering his, her or its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder’s name or obtain a properly completed bond power from the registered holder.

4. Partial Tender. Tenders of Old Notes will be accepted only in principal amounts equal to at least $1,000 and in integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of Old Notes Tendered” above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by a holder is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be delivered or mailed to the holder, unless otherwise indicated under “Special Issuance Instructions” or “Special Delivery Instructions” in this letter of transmittal, promptly after the Expiration Date.

5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this letter of transmittal (or a facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement or any change whatsoever. If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this letter of transmittal. If any tendered Old Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different names in which tendered Old Notes are held.

If this letter of transmittal (or a facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby and the New Notes to be issued in exchange therefor are to be issued (and any untendered principal amount of Old Notes is to be reissued) to the registered holder(s), then such holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or a facsimile hereof) or any tendered Old Notes or bond powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to act must be submitted with this letter of transmittal.

No signature guarantee is required if:

•
this letter of transmittal (or a facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby and the New Notes are to be issued directly to such registered holder(s) and neither the box entitled “Special Issuance Instructions” nor the box entitled “Special Delivery Instructions” has been completed; or

•	the Old Notes tendered hereby are tendered for the account of an Eligible Institution.

In all other cases, all signatures on this letter of transmittal (or a facsimile hereof) must be signature guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable lines and sections, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number (see Instruction 8) of the person named must also be indicated. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

7. Transfer Taxes. The Issuer will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of New Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

8. Important Tax Information. Under U.S. federal income tax law, a holder of New Notes may be subject to backup withholding on reportable payments received in respect of the New Notes unless the holder provides the Exchange Agent with its correct taxpayer identification number (“TIN”) and certain other information on Internal Revenue Service (“IRS”) Form W-9, which is included herein, or otherwise establishes an exemption. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, a holder may be subject to a penalty imposed by the IRS, and backup withholding (currently at a rate of 24%) may apply to any reportable payments made to such holder. Backup withholding is not an additional tax. Rather, the U.S.

federal income tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely provided to the IRS.

To prevent backup withholding on reportable payments in respect of the New Notes, each holder that is a U.S. person for U.S. federal income tax purposes must provide such holder’s correct TIN by completing the enclosed IRS Form W-9, certifying that (i) the TIN provided on the IRS Form W-9 is correct (or that the holder is awaiting a TIN), (ii) the holder is not subject to backup withholding because (x) the holder is exempt from backup withholding, (y) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified the holder that he or she is no longer subject to backup withholding, (iii) the holder is a U.S. person for U.S. federal income tax purposes (including a U.S. resident alien), and (iv) the FATCA code entered on the IRS Form W-9, if any, to indicate that the holder is exempt from FATCA reporting, is correct.

Certain holders (including, among others, corporations and certain non-U.S. persons) are not subject to backup withholding. Exempt U.S. holders should indicate their exempt status on IRS Form W-9 by entering the appropriate exempt payee code. Please see the instructions to the enclosed IRS Form W-9 for more detailed information about how to complete the IRS Form W-9, including information regarding the exempt payee codes.

A non-U.S. holder may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. Non-U.S. holders are urged to consult with their tax advisors to determine which IRS Form W-8 is appropriate. The applicable IRS Form W-8 can be obtained from the Exchange Agent or the IRS website at www.irs.gov.

9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be conclusive, final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer’s acceptance of which would, in the opinion of the Issuer’s counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Old Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) shall be conclusive, final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes nor shall any of them incur any liability for failure to give such notification. Each tendering holder, by executing this letter of transmittal, waives any right to receive any notice of the acceptance of such tender.

10. Waiver of Conditions. The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes will be accepted.

12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This letter of transmittal and the related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed Old Notes have been followed.

13. Requests for Assistance or Additional Copies. Questions and requests for assistance or for additional copies of the Prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or facsimile number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer-Withdrawal of Tenders.”

IMPORTANT: This letter of transmittal (or a facsimile hereof), together with the Old Notes delivered in physical form, must be received by the Exchange Agent, or the notice of guaranteed delivery must be received by the Exchange Agent, prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date.